SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________

Date of Report (Date of earliest event reported): February 23, 2007

ADAGIO ACQUISITION I, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-51494	20-2852425
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

c/o Spencer Trask Ventures, Inc., 535 Madison Avenue, 18th Floor, New York, NY 10022
(Address of principal executive office)                                 (Zip Code)

Registrant’s telephone number, including area code: (212) 418-8573

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On February 23, 2007, Raich Ende Malter & Co. LLP (“Raich Ende”) resigned as Adagio Acquisition I, Inc.’s (“we”, “our”, “us” or the “Company”) certified public independent accountant. The resignation was accepted by the Board of Directors of the Company. On September 25, 2007, the Company engaged Todman & Co., CPAs, P.C. (“Todman”) as its new certified public independent accountant. Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company reports as follows:

(a)	(i)	Raich Ende resigned as the Company’s certified public independent accountant effective on February 23, 2007.

(ii)
Since April 22, 2005 (inception) through February 23, 2007, the accountant’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. The accountant’s report contained an explanatory paragraph describing going concern contingencies.

(iii)	The Company’s Board of Directors accepted Raich Ende’s resignation and authorized and approved the engagement of Todman.

(iv)
Since April 22, 2005 (inception) through February 23, 2007, there were no disagreements with Raich Ende on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Raich Ende, would have caused Raich Ende to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that Raich Ende furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Raich Ende in response to this request, dated October 2, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	On September 25, 2007, Todman was engaged as the Company’s new certified public independent accountant.

(i)
During the two most recent fiscal years and the interim period preceding the engagement of Todman, the Company has not consulted with Todman regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Todman or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

(ii)	The Company did not have any disagreements with Raich Ende and therefore did not discuss any past disagreements with Todman.

Item 8.01 Other Events.

The Company filed a Registration Statement on Form 10-SB on August 12, 2005. Since its effectiveness on October 12, 2005, the Company has been subject to the reporting requirements under the Exchange Act. However, due to limited financial resources, the Company was unable to comply with such reporting requirements and certain filings with the SEC have been delayed. The Company intends to complete filings of all periodic reports relating to prior periods that have not been filed in the near future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit
Number	Description

16.1	Letter from Raich Ende Malter & Co. LLP regarding change in certifying accountant, dated October 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2007	ADAGIO ACQUISITION I, INC.

	By:	/s/ William P. Dioguardi
Name: William P. Dioguardi
Title: President